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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2002

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of incorporation)	33-90516 (Commission File Number)	51-0327886 (I.R.S. Employer Identification No.)
150 Field Drive, Suite 195, Lake Forest, IL 60045 (Address of principal executive offices) (Zip Code)
(847) 295-8678 (Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Item 5    Other Events and Regulation FD Disclosure

        On November 21, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that, pursuant to the terms of its License Agreement dated February 19, 1999 with Pharmacia and Upjohn Company ("Pharmacia"), the Company has terminated the License Agreement due to unnecessary delays by Pharmacia in the development programs for LEP (Liposome Encapsulated Paclitaxel) and LED (Liposome Encapsulated Doxorubicin), and Pharmacia's decision not to move forward with the development of LEP and LED. The Notice of Termination by the Company to Pharmacia is attached as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financials and Exhibits

(c)
Exhibits.
Exhibit Number	Description
99.1	Press Release dated November 21, 2002
99.2	License Agreement Termination Letter dated November 20, 2002

SIGNATURE PAGE

        Pursuant to the requirements of The Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.
Dated November 21, 2002	By:	/s/ LAWRENCE A. KENYON
Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

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  Item 5 Other Events and Regulation FD Disclosure
  Item 7. Financial Statements, Pro Forma Financials and Exhibits
SIGNATURE PAGE